Management Presentation July 2016

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

New Airbus Addition  Purchasing 12 new A320 aircraft from Airbus – End of line – Current engine option – CFM – matches existing fleet – Small portion of the fleet – high commonality with existing fleet  Accelerating the MD-80 retirement to 2019 – Getting more difficult to support – Summer reliability challenges  Is this the last of new aircraft? – Confident in ability to source future aircraft in used market – Now have 77 Airbus aircraft in service or committed for future delivery – Unique transaction/opportunity for end of line aircraft 3

New fleet plan 4 4 48 38 13 17 22 33 35 16 21 35 52 10 12 12 0 20 40 60 80 100 2016E 2017E 2018E 2019E Expected fleet End of period B757 MD-80 A319 Used A320 New A320 85 91 93 99

Business model is still intact  Able to maintain low utilization – Before transaction, expected all Airbus fleet to fly average 6 to 7 hours per day – After transaction, still expect all Airbus fleet to fly average of 6 to 7 hours per day  Configuration with additional seats – 186 seats in new aircraft  New aircraft - able to maintain low costs – Lower fuel burn than used A320s – 5-7% more efficient – Similar monthly depreciation to used A320s because of longer useful life – Maintenance honeymoon  Favorable financing opportunities – Cost of financing at all time low! 5

Aircraft cost per seat Aircraft comparison $20 $18 $16 $14 $5 $6 $6 $6 $12 $10 $9 $8 MD-80 - 166 seats A319 - 156 seats A320 Used - 177 seats A320 New - 186 seats 6 Ownership includes depreciation & amortization + aircraft rent Maintenance is based on historical maintenance costs A320 new – estimated based on management assumptions * - Ex fuel/total aircraft costs assume constant cost for labor and other by aircraft type - $36/Seat $37 $31 $28 Ex fuel cost* = $53 Fuel cost = $20 Total MD-80* = $73 Ex fuel cost* = $51 Fuel cost = $16 Total A320 used* = $67 Ex fuel cost* = $51 Fuel cost = $14 Total A320 new* = $64 $34 Ex fuel cost* = $52 Fuel cost = $18 Total A319* = $70 Fuel Ownership Maintenance

Utilization levels in existing network 0 2 4 6 8 10 12 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 Bl o c k h o u rs p e r A C p e r d a y Aircraft line of flying 2016 average utilization by daily aircraft line of flying 7 Does not include 757s and assumes balance of fleet is used as spares Expected utilization levels for current fleet in 2016 10 lines of flying avg 11 hours a day 28 lines of flying avg 8 hours a day 28 lines of flying avg 6 hours a day 10 lines of flying avg 3 hours a day

Expected growth during replacement  Expect scheduled ASMs +5 to 10% per year during replacement period  Expect scheduled ASMs +10 to 15% per year after replacement period 8 Replacement period = MD-80 replacement period to take place between 2017 and 2019